UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): April 24, 2007
AMERICAN ECOLOGY CORPORATION

(Exact name of Registrant as specified in its Charter)

Delaware	0-11688	95-3889638

(State or other jurisdiction)	(Commission File Number)	(I.R.S. Employer Identification Number)

Lakepointe Centre I, 300 E. Mallard, Suite 300 Boise, Idaho	83706

(Address of principal executive offices)	(Zip Code)
(208) 331-8400

(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
On April 24, 2007, American Ecology Corporation issued a press release reporting its results for the first quarter ended March 31, 2007. A copy of the press release is attached as Exhibit 99.1 to this report.
The information in this report (including Exhibit 99.1) is being furnished pursuant to Item 2.02 and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act.
Item 9.01. Financial Statements and Exhibits
  (d)  Exhibits
The following exhibit relating to Item 2.02 shall be deemed to be furnished, and not filed:
99.1	Press release issued by the Registrant on April 24, 2007
SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

American Ecology Corporation

(Registrant)

Date: April 24, 2007	/s/ Jeffrey R. Feeler

Jeffrey R. Feeler
Vice President, Controller and
Chief Accounting Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	American Ecology Corporation press release dated April 24, 2007.

2